                                EXHIBIT (5)(c)(2)

                       FORM OF INDIVIDUAL APPLICATION FOR
                            THE SEPARATE ACCOUNT VA C

-----------------------------------------------------------------------------------------------
                       Mail the application and a check to:
                       Transamerica Life Insurance Company
                          Attn: Variable Annuity Dept.
Transamerica Life           4333 Edgewood Road N.E.           Product: EXTRA
                                                                      -----------------------
Insurance Company         Cedar Rapids, IA 52499-0001         Variable Annuity Application
-----------------------------------------------------------------------------------------------

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1. OWNER INFORMATION  (If no Annuitant is specified in #2, the Owner will be
--------------------  the Annuitant.)

MUST COMPLETE and SUBMIT the Trustee Certification Form if a Trust is named as the Owner or Beneficiary.

First Name: ____________________________________________________________________

Last Name: _____________________________________________________________________

Address: _______________________________________________________________________

City, State: ___________________________________________________________________

Zip: ____________-____________ Telephone: ______________________________________

Date of Birth:___________________________________________ Sex: [_] Female

SSN/TIN: ________________________________________________      [_] Male

--------------------------------------------------------------------------------
1b. JOINT OWNER(S)
-------------------

First Name: ____________________________________________________________________

Last Name: _____________________________________________________________________

Address: _______________________________________________________________________

City, State: ___________________________________________________________________

Zip: ____________-____________ Telephone: ______________________________________

Date of Birth:___________________________________________ Sex: [_] Female

SSN/TIN: ________________________________________________      [_] Male

--------------------------------------------------------------------------------
2. ANNUITANT    Complete only if different from Owner.
-------------

First Name: ____________________________________________________________________

Last Name: _____________________________________________________________________

Address: _______________________________________________________________________

City, State: ___________________________________________________________________

Zip: ____________-____________ Telephone: ______________________________________

Date of Birth:___________________________________________ Sex: [_] Female

SSN/TIN: ________________________________________________      [_] Male

--------------------------------------------------------------------------------
3. BENEFICIARY(IES) DESIGNATION
--------------------------------

Primary Contingent Name                           Relationship

  [_]        [_]       __________________________ _____________________ ______%

  [_]        [_]       __________________________ _____________________ ______%

  [_]        [_]       __________________________ _____________________ ______%


--------------------------------------------------------------------------------
4. TYPE OF ANNUITY
-------------------

[_] Non-qualified   Qualified Types: [_] IRA [_] Roth IRA [_] SEP/IRA
                           [_] 403(b) [_] Keogh [_] Roth Conversion
                           [_] Other ___________________________________________

IRA / SEP / ROTH IRA

$ ________________ Contribution for tax year _______________

$ ________________ Trustee to Trustee Transfer

$ ________________ Rollover from [_] IRA [_] 403(b) [_] Pension

                   [_] Other __________________________________________

ROTH IRA Rollover

 _________________            Date first established or date of conversion

$_________________            Portion previously taxed


--------------------------------------------------------------------------------
5. GUARANTEED MINIMUM DEATH BENEFITS
-------------------------------------

Your selection cannot be changed after the policy has been issued. If no option is specified, the Return of Premium Death Benefit will apply.

[_] Double Enhanced Death Benefit, available for issue through age 80. Daily M&E Risk Fee and Administrative Charge is 2.00% annually.

[_] Return of Premium Death Benefit, available for issue through age 90. Daily M&E Risk Fee and Administrative Charge is 1.75% annually.

--------------------------------------------------------------------------------
6. AVAILABLE OPTIONS
---------------------

Must complete this section. If no selection is made, the benefit will not apply.

Managed Annuity Program:

[_] Yes (Available at an additional cost, see prospectus)

[_] No

Additional Death Distribution:

[_] Yes (Available at an additional cost, see prospectus)

[_] No

--------------------------------------------------------------------------------
7. TELEPHONE TRANSFER AUTHORIZATION
------------------------------------

Please complete this section to authorize you and/or your Registered Representative to make transfer requests via our recorded telephone line or internet.

(check one selection only):  [_] Owner(s) only, or

                             [_] Owner(s) and Owner's
                                 Registered Representative

EXTRA2002-APP 01/02                           8132112 01/02
                                                      EXTRA

--------------------------------------------------------------------------------
8. ALLOCATION OF PURCHASE PAYMENTS
-----------------------------------

If Dollar Cost Averaging, Section 9 must be completed.

Initial Purchase Payment $____________________

Make check payable to Transamerica Life Insurance Company.

Dollar Cost Averaging Account                                   _________ .0%

Fixed Accounts:
1 Year Fixed Guarantee Period Option                            _________ .0%
3 Year Fixed Guarantee Period Option                            _________ .0%
5 Year Fixed Guarantee Period Option                            _________ .0%
7 Year Fixed Guarantee Period Option                            _________ .0%

Subaccounts:
Aggressive Asset Allocation                                     _________ .0%
AIM V.I. Basic Value Fund - Series II Shares                    _________ .0%
AIM V.I. Capital Appreciation Fund - Series II Shares           _________ .0%
Alger Aggressive Growth                                         _________ .0%
Alliance Growth & Income Portfolio - Class B                    _________ .0%
Alliance Premier Growth Portfolio - Class B                     _________ .0%
American Century Income & Growth                                _________ .0%
American Century International                                  _________ .0%
BlackRock Global Science & Technology                           _________ .0%
BlackRock Mid Cap Growth                                        _________ .0%
Capital Guardian Global                                         _________ .0%
Capital Guardian U.S. Equity                                    _________ .0%
Capital Guardian Value                                          _________ .0%
Clarion Real Estate Securities                                  _________ .0%
Conservative Asset Allocation                                   _________ .0%
Dreyfus Small Cap Value                                         _________ .0%
Fidelity - VIP Equity-Income Portfolio - Service Class 2        _________ .0%
Fidelity - VIP Growth Portfolio - Service Class 2               _________ .0%
Fidelity - VIP Contrafund(R) Portfolio - Service Class 2        _________ .0%
Fidelity - VIP Mid Cap Portfolio - Service Class 2              _________ .0%
Fidelity - VIP Value Strategies Portfolio - Service Class 2     _________ .0%
Gabelli Global Growth                                           _________ .0%
Great Companies - America(SM)                                   _________ .0%
Great Companies - Global/2/                                     _________ .0%
Great Companies - Technology(SM)                                _________ .0%
Janus Aspen - Aggressive Growth Portfolio - Service Shares      _________ .0%
Janus Aspen - Worldwide Growth Portfolio - Service Shares       _________ .0%
Janus Balanced (A/T)                                            _________ .0%
Janus Growth II (A/T)                                           _________ .0%
Jennison Growth                                                 _________ .0%
J.P. Morgan Enhanced Index                                      _________ .0%
MFS High Yield                                                  _________ .0%
MFS New Discovery Series - Service Class                        _________ .0%
MFS Total Return Series - Service Class                         _________ .0%
Moderate Asset Allocation                                       _________ .0%
Moderately Aggressive Asset Allocation                          _________ .0%
PBHG/NWQ Value Select                                           _________ .0%
PBHG Mid Cap Growth                                             _________ .0%
PIMCO Total Return                                              _________ .0%
Salomon All Cap                                                 _________ .0%
Transamerica Convertible Securities                             _________ .0%
Transamerica Equity                                             _________ .0%
Transamerica Growth Opportunities                               _________ .0%
Transamerica U.S. Government Securities                         _________ .0%
T. Rowe Price Equity Income                                     _________ .0%
T. Rowe Price Growth Stock                                      _________ .0%
T. Rowe Price Small Cap                                         _________ .0%
Van Kampen Active International Allocation                      _________ .0%
Van Kampen Asset Allocation                                     _________ .0%
Van Kampen Emerging Growth                                      _________ .0%
Van Kampen Money Market                                         _________ .0%
                    TOTAL VARIABLE AND FIXED                       100%

-------------------------------------------------------------------------------
9. DOLLAR COST AVERAGING PROGRAM
---------------------------------

If DCA is selected as an initial purchase payments allocation option under
Section 8, please complete the following information to provide allocations in order to start the Dollar Cost Averaging Program.

Special DCA Fixed Accounts:

[_] Special 6-month DCA Fixed Account (when available)

[_] Special 12-month DCA Fixed Account (when available)

DCA Accounts:

Specify account and frequency of transfer.

[_] Money Market                       }   {[_] Monthly (6-24)
                                       }   {
[_] Dreyfus U.S. Government Securities }-->{[_] Quarterly (4-8)

[_] Traditional DCA                    }   {_____# of Transfers

TRANSFER TO:
Aggressive Asset Allocation                                     _________ .0%
AIM V.I. Basic Value Fund - Series II Shares                    _________ .0%
AIM V.I. Capital Appreciation Fund - Series II Shares           _________ .0%
Alger Aggressive Growth                                         _________ .0%
Alliance Growth & Income Portfolio - Class B                    _________ .0%
Alliance Premier Growth Portfolio - Class B                     _________ .0%
American Century Income & Growth                                _________ .0%
American Century International                                  _________ .0%
BlackRock Global Science & Technology                           _________ .0%
BlackRock Mid Cap Growth                                        _________ .0%
Capital Guardian Global                                         _________ .0%
Capital Guardian U.S. Equity                                    _________ .0%
Capital Guardian Value                                          _________ .0%
Clarion Real Estate Securities                                  _________ .0%
Conservative Asset Allocation                                   _________ .0%
Dreyfus Small Cap Value                                         _________ .0%
Fidelity - VIP Equity-Income Portfolio - Service Class 2        _________ .0%
Fidelity - VIP Growth Portfolio - Service Class 2               _________ .0%
Fidelity - VIP Contrafund(R) Portfolio - Service Class 2        _________ .0%
Fidelity - VIP Mid Cap Portfolio - Service Class 2              _________ .0%
Fidelity - VIP Value Strategies Portfolio - Service Class 2     _________ .0%
Gabelli Global Growth                                           _________ .0%
Great Companies - America(SM)                                   _________ .0%
Great Companies - Global/2/                                     _________ .0%
Great Companies - Technology(SM)                                _________ .0%
Janus Aspen - Aggressive Growth Portfolio - Service Shares      _________ .0%
Janus Aspen - Worldwide Growth Portfolio - Service Shares       _________ .0%
Janus Balanced (A/T)                                            _________ .0%
Janus Growth II (A/T)                                           _________ .0%
Jennison Growth                                                 _________ .0%
J.P. Morgan Enhanced Index                                      _________ .0%
MFS High Yield                                                  _________ .0%
MFS New Discovery Series - Service Class                        _________ .0%
MFS Total Return Series - Service Class                         _________ .0%
Moderate Asset Allocation                                       _________ .0%
Moderately Aggressive Asset Allocation                          _________ .0%
PBHG/NWQ Value Select                                           _________ .0%
PBHG Mid Cap Growth                                             _________ .0%
PIMCO Total Return                                              _________ .0%
Salomon All Cap                                                 _________ .0%
Transamerica Convertible Securities                             _________ .0%
Transamerica Equity                                             _________ .0%
Transamerica Growth Opportunities                               _________ .0%
Transamerica U.S. Government Securities                         _________ .0%
T. Rowe Price Equity Income                                     _________ .0%
T. Rowe Price Growth Stock                                      _________ .0%
T. Rowe Price Small Cap                                         _________ .0%
Van Kampen Active International Allocation                      _________ .0%
Van Kampen Asset Allocation                                     _________ .0%
Van Kampen Emerging Growth                                      _________ .0%
Van Kampen Money Market                                         _________ .0%
                                                   TOTAL MUST =    100%

EXTRA2002-APP 01/02 (2)

--------------------------------------------------------------------------------
10. ASSET REBALANCING
---------------------------------

I elect to rebalance the variable subaccounts according to my Allocation of Purchase Payments using the frequency indicated below (Not available with DCA).

If you would like to rebalance to a mix other than the indicated Allocation of Purchase Payments, please complete the Optional Programs Form.

[_] Quarterly        [_] Semi-Annually       [_] Annually

--------------------------------------------------------------------------------
11. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE
---------------------------------------------

..   Unless I have notified the Company of a community or marital property interest in this contract, the Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

..   To the best of my knowledge and belief, my answers to the questions on this application are correct and true.

..   I am in receipt of a current prospectus for this variable annuity.

..   This application is subject to acceptance by Transamerica Life Insurance
    Company. If this application is rejected for any reason, Transamerica Life Insurance Company will be liable only for return of purchase payment paid.

[_] Check here if you want to be sent a copy of "Statement of Additional
    Information".

Will this annuity replace or change any existing annuity or life insurance?
[_] No [_] Yes (If yes, complete the following)

Company: _______________________________________________________________________

Policy No.: ____________________________________________________________________

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

------------------------------------------------------------
  For applicants in all states except Connecticut, New
  Jersey, Pennsylvania and Washington

  When funds are allocated to the Fixed Options Guarantee
  Periods, policy values under the policy may increase or decrease in accordance with an Excess Interest Adjustment prior to the end of the Guaranteed Period.

------------------------------------------------------------

  Account values when allocated to any of the Variable Options are not guaranteed as to fixed dollar amount.

  Signed at: ___________________________________________________________________
             City                                    State              Date

  Owner(s) Signature: __________________________________________________________

  Joint Owner(s) Signature: ____________________________________________________

  Annuitant Signature: (if not Owner) __________________________________________

--------------------------------------------------------------------------------
12. AGENT INFORMATION
----------------------

Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?

[_] No      [_] Yes

I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.

Registered Rep/Licensed Agent:__________________________________________________

Please print First Name:________________________________________________________

Please print Last Name:_________________________________________________________

Signature:______________________________________________________________________

Rep Phone #:____________________________________________________________________

SSN/TIN:________________________________________________________________________

Rep. License #:_________________________________________________________________

Firm Name:______________________________________________________________________

Firm Address:___________________________________________________________________

For Registered Representative Use Only - Contact your home office for program information.

[_] Option A          [_] Option B          [_] Option C          [_] Option D

(Once selected, program cannot be changed)

--------------------------------------------------------------------------------
 For applicants in Louisiana, Montana
 and New Hampshire
--------------------------------------------------------------------------------
Applicant:

Do you have any existing policies or contracts? [_] No [_] Yes (If yes, you must complete and submit with the application the "Important Notice Replacement of Life Insurance or Annuities".)

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

Agent:

Did the agent/registered representative present and leave the applicant insurer-approved sales material? [_] No [_] Yes

Clear Form

EXTRA2002-APP 01/02 (3)

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For applicants in Florida
--------------------------------------------------------------------------------
Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

--------------------------------------------------------------------------------
For applicants in New Jersey
--------------------------------------------------------------------------------
Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

--------------------------------------------------------------------------------
For applicants in Pennsylvania
--------------------------------------------------------------------------------
Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects a person to criminal and civil penalties.

EXTRA2002-APP 01/02 (4)